EXHIBIT 10.19

NORTH CAROLINA

THIRD AMENDMENT TO LEASE AGREEMENT

MECKLENBURG COUNTY

            THIS THIRD AMENDMENT TO LEASE AGREEMENT made this 9th day of May, 2003, effective as of January 1, 2002, by and between THE SPEIZMAN LLC, a North Carolina limited liability company (“Lessor”) and SPEIZMAN INDUSTRIES, INC., a North Carolina corporation (“Lessee”);

            WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease Agreement dated effective as of December 1, 1999 and amended effective June 1, 2000 (“Lease”); and

            WHEREAS, Lessor and Lessee are desirous of amending the Lease.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree to amend the Lease as follows:

            Paragraph 3(a) of the Lease is deleted and replaced with the following:

            3.         RENT.  …….

            (a)        Provided, however, that from and after January 1, 2007, upon written notice of Lessor given to Lessee at least ten (10) days prior to the due date for Rent, the Monthly Rent shall be restored to Ninety-Thousand One Hundred Twenty-Nine and 47/100 Dollars ($90,129.47).

            Except as modified herein, the Lease remains enforceable according to its tenor as set forth therein.

            IN WITNESS WHEREOF, the parties have executed this agreement pursuant to authority duly given.

                                                                        LESSOR:

                                                                        THE SPEIZMAN LLC

                                                                        /s/ Robert S. Speizman             (SEAL)
                                                                        Robert S. Speizman, Manager

                                                                        LESSEE:

                                                                        SPEIZMAN INDUSTRIES, INC.

                                                                        /s/ Paul R.M. Demmink             (SEAL)
                                                                        Paul R.M. Demmink, Vice President

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

            I, L. Gail Gormly, a Notary Public for said County and State, do hereby certify that Robert S. Speizman personally appeared before me this day and acknowledged that he is the Manager of The Speizman LLC, a North Carolina limited liability company, and further acknowledged the due execution of this instrument on behalf of and as the authorized act and deed of such limited liability company.

            Witness my hand and official stamp or seal, this the 13 day of May, 2003.

                                                                         /s/ L. Gail Gormly
                                                                                    Notary Public

(SEAL)

My commission expires:  11-11-05

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

            I, L. Gail Gormly, a Notary Public for said County and State, do hereby certify that Paul R.M. Demmink   personally came before me this day and acknowledged that he is the Vice President of Speizman Industries, Inc. and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by authority duly given. .

            Witness my hand and official stamp or seal, this the 13 day of May, 2003.

                                                                         /s/ L. Gail Gormly
                                                                                    Notary Public

(SEAL)

My commission expires:  11-11-05